SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  February 22, 2002




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  5.          Other  Events.

          On February 21, 2002, SEMCO Energy, Inc. announced a change in the dividend rate on its Common Stock. See press release exhibit hereto.



Item  7.(c)     Exhibits.

     99     Press  Release  issued  February  21,  2002.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO  Energy,  Inc.
                                             (Registrant)



Dated:  February  22,  2002             By:/s/Marcus  Jackson
                                           _________________________________
                                           Marcus  Jackson
                                           President  and  C.E.O.






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

                                  EXHIBIT INDEX
                                    Form 8-K
                                February 22, 2002


                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                February 21, 2002.

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